                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 2




                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                            AS OF FEBRUARY 28, 1997

EXACT NAME OF SUBSIDIARY AND NAME                           JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                        INCORPORATION OR ORGANIZATION
------------------------------------                        -----------------------------
Apache Foundation                                           Minnesota
Apache Gathering Company                                    Delaware
Apache Holdings, Inc.                                       Delaware
Apache International, Inc.                                  Delaware
         Apache Cote d'Ivoire, Inc.                         Delaware
         Apache Oil Australia Pty Limited                   New South Wales, Australia
         Apache Oil Congo, Inc.                             Delaware
         Apache Oil Java Sea, Inc.                          Delaware
         Apache Oil Sumatra, Inc.                           Delaware
         Apache Qarun Corporation LDC                       Cayman Islands
Apache Overseas, Inc.                                       Delaware
         Apache Abu Gharadig Corporation LDC                Cayman Islands
         Apache Asyout Corporation LDC                      Cayman Islands
         Apache China Corporation LDC                       Cayman Islands
         Apache Cote d'Ivoire Petroleum LDC                 Cayman Islands
         Apache Darag Corporation LDC                       Cayman Islands
         Apache East Bahariya Corporation LDC               Cayman Islands
         Apache Faiyum Corporation LDC                      Cayman Islands
         Apache Korinci Baru LDC                            Cayman Islands
         Apache Mediterranean Corporation LDC               Cayman Islands
MW Petroleum Corporation                                    Colorado
         MWJR Petroleum Corporation                         Delaware
Nagasco, Inc.                                               Delaware
         Apache NGC, Inc.                                   Delaware
         Apache Marketing, Inc.                             Delaware
         Apache Transmission Corporation - Texas            Texas
         Apache Crude Oil Marketing, Inc.                   Delaware
         Nagasco Marketing, Inc.                            Delaware
Apache Corporation (New Jersey)                             New Jersey
Apache-Beals Corporation                                    New York
Apache Oil Corporation                                      Texas
Burns Manufacturing Company                                 Minnesota
Apache Bentu Limited                                        Oklahoma
Apache Energy Bentu LDC                                     Cayman Islands
Apache Energy Limited                                       Western Australia
         Apache Northwest Pty Ltd.                          Western Australia
         Apache Beagle Pty Ltd.                             Western Australia
         Apache Carnarvon Pty Ltd.                          Western Australia
         Apache Dampier Pty Ltd.                            Western Australia
         Apache (WA 225) Pty Ltd.                           Western Australia

                                                                    EXHIBIT 21.1
                                                                     PAGE 2 OF 2


                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                            AS OF FEBRUARY 28, 1997

EXACT NAME OF SUBSIDIARY AND NAME                           JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                        INCORPORATION OR ORGANIZATION
------------------------------------                        -----------------------------
Mid Equipment, Incorporated                                 Delaware
DEK Energy Company                                          Delaware
         DEK Energy Texas, Inc.                             Delaware
         DEK Exploration Inc.                               Delaware
         DEK Petroleum Corporation                          Illinois
                 Apache Canada Ltd.                         Alberta, Canada
         DEPCO, Inc.                                        Texas
         Heinold Holdings, Inc.                             Delaware
The Phoenix Resource Companies, Inc.                        Delaware
         Phoenix Exploration Resources, Ltd.                Delaware
                 TEI Arctic Petroleum (1984) Ltd.           Alberta, Canada
                 Texas International Company                Delaware
         Phoenix Resources Company International            Delaware
                 Apache Khalda, Inc.                        Delaware
                 Phoenix Resources Company of Qarun         Delaware
         Phoenix Resources Company of North America         Delaware